Exhibit 99.1

Diamond S Shipping Inc. Company Introduction May 2019 DSSI LISTED NYSE

2 Disclaimer and Forward - Looking Statements Matters discussed in this presentation may constitute forward-looking statements. Forward-looking statements include statemen ts concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions. Although management believes tha t these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and cont ing encies which are difficult or impossible to predict and are beyond the Company’s control, there can be no assurance that the assumpt ion s will prove correct. Some factors that, in the Company’s view, could cause actual results or conditions to differ materially from those discussed in the forward-looking statements include unforeseen liabilities; future capital expenditures, revenues, expenses, earnings, synergi es, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the manageme nt, expansion and growth of the Company’s operations, risks relating to the integration of assets or operations of entities that it has or may in the future acquire and the possibility that the anticipated synergies and other benefits of such acquisitions may not be realized wi thin expected timeframes or at all, the failure of counterparties to fully perform their contracts with the Company, the strength of world eco nomies and currencies, general market conditions, including fluctuations in charter rates and vessel values, changes in demand for tanke r v essel capacity, changes in the Company’s operating expenses, including bunker prices, drydocking and insurance costs, the market for the Comp any ’s vessels, availability of financing and refinancing, charter counterparty performance, ability to obtain financing and comply with cove nan ts in such financing arrangements, changes in governmental rules and regulations or actions taken by regulatory authorities, potential l iab ility from pending or future litigation, general domestic and international political conditions, potential disruption of shipping route s d ue to accidents or political events, vessels breakdowns and instances of off-hires, and other factors. Please see the Company's filings with the SE C for a more complete discussion of certain of these and other risks and uncertainties. The Company undertakes no obligation, and specifically declines any obligation, except as required by law, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

3 Recent Transactions Merger with CPLP’s crude and product tanker business was completed on March 27, 2019. » DSS Holdings LP’s business merged with CPLP’s tanker fleet in a share - for - share transaction to form one of the largest publicly traded tanker companies o Strategic access to public markets with enhanced scale at a cyclically opportune time o Fleet / operations in - process, expected to be efficiently and quickly combined » New York Stock Exchange listed (ticker: DSSI) » Transaction created the third - largest publicly traded MR and product fleet in the world, and one of the world’s largest public mixed product and crude fleet operators COMBINATION VALUE PROPOSITION » Management is focused on maximizing value for all shareholders o Grow earnings to drive future stock price o Expand the business via accretive acquisition opportunities o Ultimately pay regular dividends quarterly » Attractive entry point for new investors; tankers believed to be turning towards recovery » Proven management track record

4 Significant Scale Drives Operating Leverage and Consolidation Opportunities Diversified Crude and Product Fleet Enhances Growth Optionality DSSI at a Glance Low Cash Breakevens and Strong Financial Flexibility with Meaningful TC Coverage Experienced Management Team and Board DSS LP Capital Product Partners 12 Crude Tankers 31 Product Tankers 21 Product Tankers 4 Crude Tankers Combined 68 Vessels 8.8 Average Age 1 Focus on Return of Capital and Shareholder Returns Note: 1. Weighted by DWT and ownership for the calendar year 2019

5 DSSI Key Differentiators to Maximize Common Share Price » Low cash break - evens » Low maintenance capital expenditures » No debt maturities until 2021 » Significantly attractive implied forward free cash flow “buy - in” multiple SIGNIFICANT CASH FLOW GENERATION CAPABILITY HIGHLY NIMBLE AND FINANCIALLY FLEXIBLE TO CHANGING MARKETS » Existing low cost structure » Low leverage o Strong covenant “cushion” / Initial 6 month amortization holiday on new facility » Diversified fleet portfolio with time charter coverage » Strong existing liquidity position » Well - positioned to accretively pivot in changing conditions if warranted: o Reduce costs / Buy back shares / Opportunistically consider vessel sales » Thoughtful fleet modernization and scrubber strategy EXPERIENCED BOARD AND MANAGEMENT TEAM » Aligned in transparently maximizing shareholder value and responsibly deploying capital » Cognizant and responsive to shareholder capital preferences » Embrace a “culture of operational safety”

Market Overview

7 GROWING DISTANCE OF OIL SUPPLY GROWTH AND DEMAND GROWTH 32.1 32.3 32.3 32.6 32.8 32.4 32.3 31.6 30.8 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Key Oil Market Factors OPEC STILL RELEVANT 90 100 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 2019 avg IEA est. OPEC est. mmbpd 50 54 58 62 66 2008 2010 2012 2014 2016 2018 60 days Sources: IEA/OPEC; OPEX; Fearnleys ; OPEC OPEC , 82% NON - OPEC, 18% PROVEN RESERVES (2017) COVERS 1/3 OF WORLD OIL PRODUCTION Macro oil indicators suggest that shipping is poised for a recovery OIL DEMAND EXPECTED TO HIT 100MMBPD THIS YEAR GLOBAL INVENTORIES EXPECTED TO CONTINUE TO DECREASE OECD DAYS FORWARD DEMAND OF COMMERCIAL INVENTORY (CRUDE AND PRODUCTS) OIL PRODUCTION GROWTH WEST OF SUEZ 5.5 EAST OF SUEZ 6.2 OIL CONSUMPTION GROWTH 30 - 50 DAY VOYAGE 2024 v 2018 2024 v 2018 Sources from April/May 2019

8 0 1,000 2,000 3,000 4,000 May-17 Jul-17 Sep-17 Nov-17 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 Suezmax Crude Carrier Overview GROWING US EXPORTS ABSORBING TONNAGE ON LONG HAUL VOYAGES EAST HISTORICALLY LOW ORDERBOOK 0% 10% 20% 30% 40% 50% 2009 2011 2013 2015 2017 2019 Suezmaxes are well - positioned to benefit from the strengthening crude oil market fundamentals due to a historically low orderbook. SUEZMAX FLEET AGE PROFILE 26% 34% 19% 17% 4% 0-4 5-9 10-14 15-19 20+ GROUPED AGE OF FLEET ( yrs ) NEWBUILD PARITY 5 Yrs 10 Yrs 15 Yrs 20 Yrs NEWBUILD DEPRECIATION LINE CURRENT VALUES SIGNIFICANT VALUE IN OLDER VESSELS Source: Clarkson Research, May 2019 Source: Clarkson Research, May 2019 Graph includes shuttle tankers and Jones Act vessels Source: vv.com, VV matrix, May 2019 Source: EIA, May 2019 ORDERBOOK EXCL. SHUTTLE TANKERS & JONES ACT: 6%

9 MR Product Carrier Overview REFINING CAPACITY ADDITIONS MOSTLY BUILDING FOR EXPORT (MMBPD) FLEET AGE PROFILE ORDERBOOK IS LOWEST IN YEARS NEWBUILD PARITY Source OPEC 60 120 155 215 235 290 480 495 295 295 225 165 190 290 250 137 153 150 136 2001 2004 2007 2010 2013 2016 2019 NO. SHIPS ON ORDER/ % ORDERBOOK World capacity additions/product flows 2020 New refining capacity is primarily being built for export purposes increasing the demand for product tankers generating ton - mile growth. 5 Yrs 10 Yrs 15 Yrs 20 Yrs 9% NEWBUILD DEPRECIATION LINE CURRENT VALUES SIGNIFICANT VALUE IN OLDER VESSELS EAST OF SUEZ WEST OF SUEZ 0.4 0.1 0.2 0.3 (0.4) 1.8 0.9 (3.2) Americas Africa Europe Russia 1.3 1.6 (4.3) 5.1 Middle East Asia Pacific 25% 27% 31% 11% 6% 0-4 5-9 10-14 15-19 20+ GROUPED AGE OF FLEET ( yrs ) Source: Clarkson Research, May 2019 Source: Clarkson Research, May 2019 Source: vv.com, VV matrix, May 2019

10 27.9% 34.8% 41.2% 43.7% 32.0% 27.1% Permian Arab Light WCS Coke Fuel Oil Gasoil Kerosene Naphtha LPG Marine Fuels – Regulatory Change in Sulfur Emissions (IMO 2020) IMO 2020 is the most significant regulatory - driven change in the tanker industry since the Oil Protection Act of 1990. 1.0 1.7 0.3 0.5 0.5 Refinery Expansion Blending/ Processing Feedstock Change Non compliance Alternatives Scrubbers, LNG Source: Evercore, April 2018 Refinery changes Shipping changes Source: Fearnleys , IEA, May 2019 Source: Clarksons Research, May 2019 22% 21% 38% 11% 10% 17% 36% VLCC SUEZ AFRA/ LR2 LR1 MR Handy POTENTIAL FOR OLDER VESSELS TO PHASE OUT PERCENT OF VESSELS OLDER THAN 15 YRS ABOUT 3 - 4 MMBPD OF BUNKER FUEL DEMAND LIKELY TO BE DISPLACED BY A DISTILLATE BLEND COMPLIANT FUELS DEMAND MORE GASOIL FOR BLENDING YET LIGHT CRUDE YIELD MORE NAPHTHA TYPE PRODUCTS SCRUBBER INSTALLATIONS 242 129 89 87 20 168 21 774 575 645 364 455 1,573 424 VLCC SUEZ AFRA LR2 LR1 MR Handy LESS THAN 16% OF THE TANKER FLEET INSTALLING SCRUBBERS Source: Clarksons Research, May 2019 No. of vessels installing scrubbers No. of vessels NOT installing scrubbers PANAMAX YIELDS OF CERTAIN CRUDE OILS FOR A COMPLEX REFINERY US Crudes Naphtha/Gasoline yields Gasoil yields

Financial Overview

12 Balance Sheet, Operating Leverage and Liquidity CASH & LIQUIDITY Note: Data as of March 31, 2019 except cash break even – see notes 2 and 3. 1. This facility relates to a joint venture, in which Diamond S is a 51% owner. 2. Cash breakeven is an average estimate in 2019 and includes daily vessel expenses, general & administrative expenses and debt ser vice. 3. Debt service costs are based on forward LIBOR curve and mandatory repayments on existing debt. 4. Values are based on vv.com as of May 16, 2019. Gross debt sourced from Q1 2019 filings by comps. Q1 2019 GROSS DEBT TO ASSET VALUE (4) Name # Collateral Vessels Outstanding 3/31 Margin Quarterly Repayment Maturity Date 235mm Facility 8 $188.7 275 bps $4.2 2021 75mm Facility 2 60.6 220 bps 1.3 2023 66mm Facility 1 2 55.1 325 bps 1.1 2021 460mm Facility 28 304.2 280 bps 11.1 2021 360mm Facility 28 345.0 265 bps 13.8 2024 Deferred Fees (13.3) Total 68 $940.3 $31.5 DEBT SCHEDULE $81.3 $55.2 $16.1 $42.2 CASH & RESTRICTED CASH UNDRAWN REVOVLING CREDIT CAPACITY LIQUIDITY $mm Bank required minimum cash Excess Cash EXPECTED 2019 DAILY CASH BREAKEVENS (2) VV.COM BASIS (4) 7,600 6,900 1,000 1,000 9,400 5,100 18,000 13,000 CRUDE PRODUCT OPEX G&A Debt Service (3) $mm $mm LOW CASH BREAKEVENS 61% 68% DSSI COMPS

13 Capex Outlook Forecasted Capex by Category Light drydocking obligations in 2020 maximizes available fleet revenue days $15 $6 $19 $23 $11 $13 $22 $8 $6 $34 $12 $32 $45 2019 2020 2021 2022 Drydock BWTS Scrubber $mm

14 Building Share Liquidity Event Date Unrestricted Shares Cumulative Total % of Total Shares Merger and distribution to CPLP unitholders March 28, 2019 12,725,000 12,725,000 32% Registration of shares held by DSS LP investors and management (1) May 10, 2019 9,290,432 22,015,432 55% DSSI investor shares subject to 180 day initial lock - up (2) September 23, 2019 7,902,590 29,918,022 75% DSSI investor shares subject to restriction following initial lock - up (3) March 22, 2020 9,972,674 39,890,696 100% Total outstanding shares 39,890,696 NYSE Ticker: DSSI Total Shares O/S: 39,890,696 (1) A total of 11,684,435 shares were registered on a Form S - 1; only 9,290,432 include shares not previously registered. (2) Assumes greatest number as calculated pursuant to the Registration Rights Agreement. (3) Shares may become unrestricted before March 2020 if certain trading metrics are met within the terms of the registration righ ts agreement.

15 Q&A

16 Appendix

Fleet List

CRUDE FLEET

Aframax

	Vessel Name	Built	DWT
1	Aristaios	2017	113,689

Suezmax

	Vessel Name	Built	DWT
2	Miltiadis M II	2006	162,397
3	Aias	2008	150,393
4	Amoureux	2008	149,993
5	Brazos	2012	158,537
6	Colorado	2012	158,615
7	Frio	2012	159,000
8	Pecos	2012	158,465
9	Red	2012	159,068
10	Rio Grande	2012	159,056
11	Sabine	2012	158,493
12	San Saba	2012	159,018
13	Loire	2016	157,463
14	Namsen	2016	157,543
15	San Jacinto	2016	158,658
16	Trinity	2016	158,734

PRODUCT FLEET

MR

	Vessel Name	Built	DWT
17	Assos	2006	47,872
18	Akeraios	2007	47,781
19	Anemos I	2007	47,782
20	Apostolos	2007	47,782
21	Atlantic Breeze	2007	49,999
22	Atlantic Frontier	2007	49,999
23	Atrotos	2007	47,786
24	Avax	2007	47,834
25	Axios	2007	47,872
26	Citron	2007	49,999
27	Alexandros II	2008	51,258
28	Alpine Madeleine	2008	49,999
29	Alpine Mathilde	2008	49,999
30	Alpine Mia	2008	49,999
31	Aris II	2008	51,218
32	Aristotelis II	2008	51,226
33	Atlantic Aquarius	2008	49,999
34	Atlantic Gemini	2008	49,999
35	Atlantic Grace	2008	49,999
36	Atlantic Leo	2008	49,999
37	Atlantic Lily	2008	49,999
38	Atlantic Olive	2008	49,999
39	Atlantic Rose	2008	49,999
40	Atlantic Star	2008	49,999
41	Atlantic Titan	2008	49,999
42	Citrus	2008	49,995
43	High Jupiter	2008	51,603
44	High Mars	2008	51,542
45	High Mercury	2008	51,501
46	High Saturn	2008	51,527
47	Adriatic Wave	2009	51,549
48	Aegean Wave	2009	51,510
49	Alpine Moment	2009	49,999
50	Alpine Mystery	2009	49,999

MR (cont'd)

	Vessel Name	Built	DWT
51	Atlantic Mirage	2009	51,476
52	Atlantic Muse	2009	51,498
53	Atlantic Pisces	2009	49,999
54	Atlantic Polaris	2009	49,999
55	Ayrton II	2009	51,260
56	Pacific Jewel	2009	48,012
57	Alpine Maya	2010	51,501
58	Alpine Melina	2010	51,483
59	Active	2015	50,136
60	Amadeus	2015	50,108
61	Amor	2015	49,999
62	Anikitos	2016	50,082

Handysize

	Vessel Name	Built	DWT
63	Agisilaos	2006	36,760
64	Aktoras	2006	36,759
65	Alkiviadis	2006	36,721
66	Arionas	2006	36,725
67	Atlantas II	2006	36,760
68	Aiolos	2007	36,725

A complete listing of the DSSI fleet can be found at www.diamondsshipping.com.

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